UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):    April 22, 2003

                               Denny's Corporation
             (Exact name of registrant as specified in its charter)

       Delaware                      0-18051                13-3487402
(State or other jurisdiction       (Commission             (IRS Employer
    of incorporation)              File Number)           Identification No.)


       203 East Main Street, Spartanburg, SC                 29319-9966
       (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code (864) 597-8000

          -----------------------------------------------------------
         (Former name or former address, if changed since last report)





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Item 4--Change in Registrant's Certifying Accountant.

(a) On April 22, 2003, Denny's Corporation (the "Company") notified Deloitte & Touche LLP that it would not be retained by the Company to perform the audit of the financial statements of the Company for the fiscal year ending December 31, 2003. Deloitte & Touche LLP had served as the Company's principal independent accountants since 1986. The decision not to retain Deloitte & Touche LLP was made by the Audit Committee of the Board of Directors of the Company and, upon recommendation by that committee, was approved by the full Board of Directors.

In connection with the audits of the financial statements of the Company for the fiscal years ended December 25, 2002 and December 26, 2001, the Company had no disagreement with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference to such disagreement in their reports for such periods.

The audit reports of Deloitte & Touche LLP on the financial statements of the Company for the fiscal years ended December 25, 2002 and December 26, 2001 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph relating to the change in method of accounting for intangible assets in 2002 to conform to Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets", as described in
Note 3 to the consolidated financial statements. Deloitte & Touche LLP was provided a copy of the above disclosures and was requested to furnish us with a letter addressed to the Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A letter from Deloitte & Touche LLP is attached hereto as Exhibit 16.

(b) On April 22, 2003, the Company engaged the accounting firm of KPMG LLP as independent accountants to audit the Company's financial statements for the fiscal year ending December 31, 2003. The decision to engage KPMG LLP was made by the Audit Committee of the Board of Directors of Denny's Corporation, and, upon recommendation by that committee, was approved by the full Board of Directors. As of April 22, 2003, the Company had not on any prior occasions consulted with KPMG LLP regarding any of the matters set forth in Item 304(a)(2) of the Commission's Regulation S-K.

Item 7--Financial Statements and Exhibits.

(A) Not Applicable

(B) Not Applicable

(C) Exhibits

Exhibit 16--Letter re change in certifying accountant.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  Denny's Corporation

Date:  April 23, 2003                             /s/ Rhonda J. Parish
                                                  --------------------
                                                  Rhonda J. Parish
                                                  Executive Vice President,
                                                  General Counsel and Secretary